UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                AUGUST 30, 2002
                        (Date of Earliest Event Reported)

                                 CONOCOPHILLIPS
             (Exact name of registrant as specified in its charter)

  DELAWARE                                                         01-0562944
(State or other           (Commission File Number)               (IRS Employer
 jurisdiction                                                     Identification
of incorporation)                                                      No.)

                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
          (Address of principal executive offices, including Zip Code)

                                 (281) 293-1000
              (Registrant's telephone number, including area code)



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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

                  On August 30, 2002, Phillips Petroleum Company, a Delaware corporation ("Phillips") and Conoco Inc., a Delaware corporation ("Conoco"), combined their businesses by merging with and into separate acquisition subsidiaries of ConocoPhillips, a Delaware corporation ("ConocoPhillips"). As a result of the mergers, each of Phillips and Conoco became a wholly-owned subsidiary of ConocoPhillips. In the mergers, each share of Phillips common stock, par value $1.25 per share, has been converted into one share of ConocoPhillips common stock, par value $.01 per share ("ConocoPhillips Common Stock"), and each share of Conoco common stock, par value $.01 per share, has been converted into 0.4677 of a share of ConocoPhillips Common Stock. Each share of ConocoPhillips Common Stock has attached to it a preferred stock purchase right.

                  The issuance of ConocoPhillips Common Stock in the mergers was registered under the Securities Act of 1933 pursuant to ConocoPhillips' registration statement on Form S-4 (File No. 333-74798) (the "Registration Statement") filed with the Securities and Exchange Commission (the "SEC") and declared effective on February 7, 2002. The Joint Proxy Statement/Prospectus of Phillips and Conoco included in the Registration Statement contains additional information about this transaction. Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the ConocoPhillips Common Stock, including the attached preferred stock purchase right, is deemed to be registered under Section 12(b) of the Exchange Act. The ConocoPhillips Common Stock has been approved for listing on the New York Stock Exchange and will trade under the ticker symbol "COP". The description of ConocoPhillips Common Stock contained under the caption "Description of New Parent Capital Stock" in the Joint Proxy Statement/Prospectus is incorporated by reference herein.

                  Phillips' common stock and Conoco's common stock were both registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange. Each of Phillips and Conoco is delisting its common stock from the New York Stock Exchange and filing a Form 15 with the SEC to terminate the registration of its common stock under the Exchange Act.

                  ConocoPhillips' fiscal year will end on the 31st day of December in each year.

                  On August 30, 2002, ConocoPhillips issued a press release announcing the completion of the mergers. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The foregoing description of the press release is qualified in its entirety by reference to the full text of Exhibit 99.1.

ITEM 5.       OTHER EVENTS.

Regulatory Approvals

                  On August 30, 2002, the Federal Trade Commission (the "FTC") voted to accept for public comment the Agreement Containing Consent Orders, including the Decision and Order and the Order to Hold Separate and Maintain Assets (collectively, the "FTC Consent Decree") among Phillips, Conoco and the FTC.

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                  The FTC's acceptance of the FTC Consent Decree for public
comment satisfied the final outstanding condition to the obligations of Phillips and Conoco to consummate the mergers, other than conditions that by their nature could not be satisfied until the date of the consummation of the mergers.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

                  The mergers will be reported by ConocoPhillips as an acquisition of Conoco by Phillips. Pursuant to the instructions to Item 7(a)(4) and Item 7(b)(2) of Form 8-K, not later than 60 days after the date that this Report was required to be filed, ConocoPhillips intends to file an amendment to this Report on Form 8-K/A that will include the audited financial statements of the business acquired (Conoco) and the related pro forma financial information within 60 days.

                  (C)  Exhibits.

                           Exhibit 2.1 Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips, ConocoPhillips, P Merger Corp. (formerly known as Porsche Merger Corp.), C Merger Corp. (formerly known as Corvette Merger Corp.) and Conoco
                                            (incorporated by reference to Annex
                                            A to the Joint Proxy Statement/
                                            Prospectus in Amendment No. 3 to
                                            ConocoPhillips' Registration
                                            Statement on Form S-4 filed on
                                            February 7, 2002 (File No.
                                            333-74798))

                           Exhibit 3.1      Restated Certificate of
                                            Incorporation of ConocoPhillips

                           Exhibit 3.2 Certificate of Designations of Series A Junior Participating
                                            Preferred Stock

                           Exhibit 3.3      By-Laws of ConocoPhillips

                           Exhibit 4.1      Rights Agreement, dated as of
                                            June 30, 2002, between
                                            ConocoPhillips and Mellon Investor
                                            Services LLC, a New Jersey limited
                                            liability company, as rights agent

                           Exhibit 99.1     Press Release dated August 30, 2002




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONOCOPHILLIPS

Date:  August 30, 2002                    By:      /s/ RICK A. HARRINGTON
                                          -----------------------------------
                                          Name:    Rick A. Harrington, Esq.
                                          Title:   Senior Vice President and
                                                   General Counsel



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                                  EXHIBIT INDEX



Exhibit No.                                     Description
__________                                      ___________

Exhibit 2.1 Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips, ConocoPhillips, P Merger Corp. (formerly known as Porsche Merger Corp.), C Merger Corp. (formerly known as Corvette Merger Corp.) and Conoco (incorporated by reference to Annex A to the Joint Proxy Statement/Prospectus in Amendment No. 3 to ConocoPhillips' Registration Statement on Form S-4 filed on February 7, 2002
                           (File No. 333-74798))

Exhibit 3.1                Restated Certificate of Incorporation of
                           ConocoPhillips

Exhibit 3.2 Certificate of Designations of Series A Junior Participating Preferred Stock of ConocoPhillips

Exhibit 3.3                By-Laws of ConocoPhillips

Exhibit 4.1 Rights Agreement, dated as of June 30, 2002, between ConocoPhillips and Mellon Investor Services LLC, a New Jersey limited liability company, as rights agent

Exhibit 99.1               Press Release dated August 30, 2002